UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2008 (August 22, 2008)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1209 16th Avenue South, Suite 200
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 22, 2008, Debut Broadcasting Corporation, Inc., a Nevada corporation (the “Company”), issued a Commercial Note (the “Note”) to SunTrust Banks, Inc., a Georgia corporation (the “Holder”), in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) in consideration for a line of credit in the same amount from the Holder. The Note is due and payable on August 22, 2009 and bears interest at a variable rate of equal to the prime rate of interest established from time to time by the Holder (the “Index”) plus 1.00% per annum, payable monthly. Adjustments to the interest rate shall be made effective as of the date the Index changes. The Note may be prepaid at any time.

In connection with the Note, the Company executed a security agreement (the “Security Agreement”) granting to the Holder a security interest in certain assets of the Company’s wholly owned subsidiary, Debut Broadcasting Mississippi, Inc., a Mississippi corporation (“Debut Mississippi”), including, but not limited to, cash, equipment, inventory, machinery and accounts. Pursuant to a Collateral Letter, dated August 22, 2008 (the “Collateral Letter”), the collateral subject to the loan is restricted to radio station assets owned by Debut Mississippi that are related to Debut Mississippi’s ownership, control or operation of certain radio stations located in and around Greenville, Mississippi and known as WIQQ-FM, WBAQ-FM, WNIX-AM, WNLA-AM and WNLA-FM. The Note is personally guaranteed by Robert Marquitz, Executive Vice President and Chief Operating Officer of the Company, as well as by Steven Ludwig, Executive Vice President and Chief Executive Officer of the Company.

The descriptions of the Note, the Security Agreement and the Collateral Letter set forth herein do no purport to be complete and are subject to and qualified in their entirety by reference to the texts of the Note, the Security Agreement and the Collateral Letter, copies of which are included as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

	Exhibit 10.1	Commercial Note, dated August 22, 2008, issued to SunTrust Banks, Inc.
	Exhibit 10.2	Security Agreement, dated August 22 2008, issued to SunTrust Banks, Inc.
	Exhibit 10.3	Collateral Letter, dated August 22 2008, from SunTrust Banks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBUT BROADCASTING CORPORATION, INC.

By:
Steven Ludwig
Chief Executive Officer

Date: August 28, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Commercial Note, dated August 22, 2008, issued to SunTrust Banks, Inc.
10.2	Security Agreement, dated August 22 2008, issued to SunTrust Banks, Inc.
10.3	Collateral Letter, dated August 22 2008, from SunTrust Banks, Inc.